UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 24, 2023

HOMESTREET, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)
(206) 623-3050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HMST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Act or Rule 12b-2 of the Exchange Act.

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

EXPLANATORY NOTE
This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by HomeStreet, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on April 24, 2023 (the “Original 8-K”). The Original 8-K furnished a first quarter 2023 slide presentation that executive management intends to use in meetings with institutional investors, which was attached as Exhibit 99.1 to the Original 8-K.

Item 7.01	Regulation FD Disclosure

The information provided pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document filed by the Company pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document. The information provided pursuant to this Item 7.01 shall instead be deemed “furnished.”

On May 4, 2023, the Company provided an updated first quarter 2023 slide presentation that executive management intends to use in meetings with institutional investors and industry analysts. This presentation provides an update of the slide presentation filed on a Form 8-K on April 24, 2023. Items updated include additional information, changes in terminology and the correction of the following clerical error. On slide 8 of the slide presentation the bullet “As a percentage of our deposit portfolio, our top ten customers make up 1.9% of our total deposit balances” was corrected to “As a percentage of our deposit portfolio, our top ten customers make up only 4.2% of our total deposit balances.”

The slide presentation is included as Exhibit 99.1 to this report and will be available on HomeStreet's investor relations web site at http://ir.homestreet.com. The presentation includes forward looking statements within the meaning of the Exchange Act, the Securities Act, and the rules under each of those statutes. Please refer to the second page of the presentation, which includes a list of factors that could cause the registrant to fall short of the expectations set forth therein. A more complete discussion of these and other relevant risks is set forth in the registrant’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and our other filings made from time to time with the SEC. The sections of these reports entitled “Risk Factors” describes the facts, circumstances, conditions and risks that may cause us to deviate from the expectations set forth in this presentation.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
Exhibit 99.1	HomeStreet, Inc. First Quarter 2023 slide presentation
Exhibit 104	Cover Page Interactive Data File (embedded within with Inline XBRL)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2023

HomeStreet, Inc.

By:	/s/ John M. Michel
John M. Michel
Executive Vice President and Chief Financial Officer